EXHIBIT 99.2

                                                                EXECUTION COPY


                                AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of January 31, 2001 to the Credit Agreement referred to below, among BLOUNT INTERNATIONAL, INC., a Delaware corporation ("Holdings"), BLOUNT, INC., a Delaware corporation (the "Borrower"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent").

          Holdings, the Borrower, the Lenders party thereto, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement dated as of August 19, 1999 (as amended, waived or otherwise modified and in effect immediately prior to the effectiveness of this Amendment No. 1, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $500,000,000. Holdings, the Borrower, certain of the Lenders party thereto, the Syndication Agent and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendments. Subject to Section 7 of this Amendment No. 1 and to the satisfaction of the conditions precedent specified in Section 5 of this Amendment No. 1, but effective (a) in the case of the amendments set forth in Section 2.8 of this Amendment No. 1, as of December 31, 2000 and (b) in the case of the other amendments set forth below, as of the date hereof, the Credit Agreement shall be amended as follows:

          2.1. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof') shall be deemed to be references to the Credit Agreement as amended hereby.

          2.2. Definitions. Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions (or, in the case of any of the following terms that are already defined in the Credit Agreement as in effect before giving effect to this Amendment No. 1, by amending and restating such terms to read as set forth below):

          "Adjustment Date": the third Business Day following the date on which the financial statements for the most recently completed fiscal period furnished pursuant to Section 6.1 (a) or (b), as the case maybe, and the compliance certificate with respect to such financial statements furnished pursuant to Section 6.2(b) are delivered to the Administrative Agent.




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                                        2


          "Amendment No. 1": Amendment No. 1 to this Agreement among Holdings, the Borrower, the Syndication Agent and the Administrative Agent.

          "Amendment No. 1 Date": the date of Amendment No. 1.

          "Applicable Margin": for each Type of Revolving Credit Loan, Tranche A Term Loan and Tranche B Term Loan, the rate per annum set forth on the Pricing Grid under the relevant column heading opposite the level of the Consolidated Leverage Ratio most recently determined; provided that (i) the Applicable Margin for each Type of Revolving Credit Loan, Tranche A Term Loan and Tranche B Term Loan commencing on the Amendment No. 1 Date shall be that set forth on the Pricing Grid under the relevant column opposite a Consolidated Leverage Ratio captioned "_> 5.25 to 1" until the first Adjustment Date after the Amendment No. 1 Date, (ii) the Applicable Margin for each Type of Loan determined for any Adjustment Date (including the first Adjustment Date after the Amendment No. 1 Date) shall remain in effect until a subsequent Adjustment Date for which the Consolidated Leverage Ratio falls within a different level and (iii) if the financial statements and related compliance certificate for any fiscal period are not delivered by the date due pursuant to Section 6.1 and 6.2, the Applicable Margin for each Type of Revolving Credit Loan, Tranche A Term Loan and Tranche B Term Loan shall be (x) for the first 30 days subsequent to such due date, the Applicable Margin for such Type of Loan in effect prior to such due date and (y) thereafter, that set forth on the Pricing Grid under the relevant column opposite a Consolidated Leverage Ratio captioned "_5
     5.25 to 1 ", in either case, until the date of delivery of such financial statements and compliance certificate. For purposes of computing interest on the Loans for the period prior to but excluding the Amendment No. 1 Date, the Applicable Margin shall have the meaning assigned to such term as in effect immediately prior to the Amendment No. 1 Date.

          "Consolidated Senior Debt": at any date, the aggregate principal amount of all Funded Debt of Holdings and its Subsidiaries at such date other than (i) Indebtedness in respect of the Existing Senior Notes, (ii) Indebtedness in respect of the Senior Subordinated Notes and (iii) any other unsecured, subordinated Indebtedness of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Senior Debt to Consolidated EBITDA Ratio": as at the last day of any period of four consecutive fiscal quarters, the ratio of
     (a) Consolidated Senior Debt on such day to (b) Consolidated EBITDA for such period; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect




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     of which Consolidated EBITDA is to be calculated (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

          "Reinvestment Event": any Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

          "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Recovery Event to acquire assets useful in the business of the Borrower and its Subsidiaries prior to the date occurring 18 months after the applicable Reinvestment Event.

          2.3. Definitions. (i) The definition of "Asset Sale" in Section 1.1 of the Credit Agreement shall be amended by substituting "$1,000,000" for the reference to "$500,000" therein; and (ii) the definition of "Excess Cash Flow" in Section 1.1 of the Credit Agreement shall be amended by deleting the phrase ", any such expenditures or Investments financed with the proceeds of any Reinvestment Deferred Amount" in the parenthetical in clause (b)(ii) therein.

          2.4. Optional Prepayments. Section 2.11 (b) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(b) Each optional prepayment in respect of the Tranche B Term Loans made (i) during the year 2001 shall be accompanied by a prepayment premium equal to 2.00% of the principal amount of such prepayment and (ii) during the year 2002 shall be accompanied by a prepayment premium equal to 1.00% of the principal amount of such prepayment."

          2.5. Mandatory Prepayments and Commitment Reductions.

          (a) Section 2.12(b) of the Credit Agreement shall be amended to read in its entirety as follows:

               "(b) (i) If on any date Holdings, the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(d); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit


                                 Amendment No. 1
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                                        4


          Commitments as set forth in Section 2.12(d).

               (ii) If on any date Holdings, the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(d)."

          (b) Section 2.12(e) of the Credit Agreement shall be amended to read in its entirety as follows:

               "(e) Each mandatory prepayment in respect of the Tranche B Term Loans (other than mandatory prepayments pursuant to Section 2.12(c)) made (i) during the year 2001 shall be accompanied by a prepayment premium equal to 2.00% of the principal amount of such prepayment and
          (ii) during the year 2002 shall be accompanied by a prepayment premium equal to 1.00% of the principal amount of such prepayment."

          2.6. Financial Statements. Section 6.1 of the Credit Agreement shall be amended by (i) deleting the "and" at the end of clause (a) therein and substituting "; and " for the period at the end of clause (b) therein and (ii) adding new clause (c) immediately following clause (b) therein as follows:

          "(c) as soon as available, but in any event within 30 days after the end of each monthly accounting period of each fiscal year of Holdings (other than the last monthly accounting period in such fiscal year), the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries, as at the end of such period, and the related unaudited consolidated statements of income and of cash flows for such period, setting forth comparative figures for the corresponding period of the previous year, all of which shall be certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year- end adjustments), provide that the provisions of this clause (c) shall only be applicable for any calendar month ending after the delivery of financial statements pursuant to clause (a) or (b) above demonstrating that the Consolidated Leverage Ratio is greater than or equal to 4.75 to 1 and shall cease to be applicable (unless such ratio again goes above 4.75 to 1) after such time as financial statements are delivered pursuant to said clause (a) or (b) for a subsequent fiscal period demonstrating that the Consolidated Leverage Ratio is more than 4.75 to 1."

          2.7. Certificates: Other Information. Section 6.2(c) of the Credit Agreement shall be amended by adding the words "presented for each fiscal quarter in such fiscal year" after the words "fiscal year" and before the open parenthesis in the third line therein.





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                                       5


          2.8. Financial Condition Covenants. Section 7.1 of the Credit Agreement shall be amended to read in its entirety as follows:

          "7.1 Financial Condition Covenants.

          (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:


                                                  Consolidated
          Fiscal Ouarter                          Ending Leverage Ratio
          --------------                          ---------------------

          December 31, 2000                       6.00 to 1

          March 31, 2001                          7.10 to 1
          June 30, 2001                           7.40 to 1
          September 30, 2001                      7.25 to 1
          December 31, 2001                       6.25 to 1

          March 31, 2002                          6.00 to 1
          June 30, 2002                           5.25 to 1
          September 30, 2002                      5.00 to 1
          December 31, 2002                       4.75 to 1

          March 31, 2003                          4.75 to 1
          June 30, 2003                           4.75 to 1
          September 30, 2003                      4.50 to 1
          December 31, 2003                       4.25 to 1

          March 31, 2004                          4.25 to 1
          June 30, 2004                           4.25 to 1
          September 30, 2004                      4.00 to 1
          December 31, 2004                       4.00 to 1

          March 31, 2005                          4.00 to 1
          June 30, 2005                           4.00 to 1
          September 30, 2005                      3.75 to 1
          December 31, 2005                       3.75 to 1

          March 31, 2006                          3.75 to 1
          June 30, 2006                           3.75 to 1



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          (b) Consolidated Interest Coverage. Permit the Consolidated Interest
     Coverage Ratio for any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:


                                                  Consolidated Interest
          Fiscal Quarter Ending                   Coverage Ratio
          ---------------------                   --------------

          December 31, 2000                       1.40 to 1

          March 31, 2001                          1.20 to 1
          June 30, 2001                           1.20 to 1
          September 30, 2001                      1.20 to 1
          December 31, 2001                       1.30 to 1

          March 31, 2002                          1.40 to 1
          June 30, 2002                           2.00 to 1
          September 30, 2002                      2.25 to 1
          December 31, 2002                       2.50 to 1

          March 31, 2003                          2.50 to 1
          June 30, 2003                           2.50 to 1
          September 30, 2003                      2.75 to 1
          December 31, 2003                       2.75 to 1

          March 31, 2004                          3.00 to 1
          June 30, 2004                           3.00 to 1
          September 30, 2004                      3.00 to 1
          December 31, 2004                       3.00 to 1

          March 31, 2005                          3.25 to 1
          June 30, 2005                           3.25 to 1
          September 30, 2005                      3.25 to 1
          December 31, 2005                       3.25 to 1

          March 31, 2006                          3.25 to 1
          June 30, 2006                           3.25 to 1





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          (c) Consolidated Senior Debt to Consolidated EBITDA Ratio. Permit the
     Consolidated Senior Debt to Consolidated EBITDA Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                  Consolidated Senior Debt
          Fiscal Quarter Ending                   to Consolidated EBITDA Ratio
          ---------------------                   ----------------------------

          March 31, 2001                          3.25 to 1
          June 3 0, 2001                          3.40 to 1
          September 30, 2001                      3.40 to 1
          December 31, 2001                       2.75 to 1
          March 31, 2002                          2.75 to 1

          (d) Consolidated EBITDA. Permit Consolidated EBITDA as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   Consolidated EBITDA
          ---------------------                   -------------------

          March 31, 2001                          $110,000,000
          June 30, 2001                           $105,000,000
          September 30, 2001                      $110,000,000
          December 31, 2001                       $120,000,000
          March 31, 2002                          $130,000,000"

          2.9. Limitation on Capital Expenditures. Section 7.7 of the Credit Agreement shall be amended by (i) deleting the ":" after the word "except" in the second line therein, deleting the "(a)" therein and deleting the "; and " at the end of clause (a) therein and (ii) deleting clause (b) therein in its entirety.

          2.10. Investments.

          (a) Clause (b) in the proviso of Section 7.8(h) of the Credit Agreement shall be amended to read in its entirety as follows:

               "(b) at the time of each such Investment (both immediately prior to and after giving effect to such Investment), (i) there shall exist no Default or Event of Default, (ii) the aggregate consideration paid (excluding the portion of such consideration paid with the proceeds of equity issuances or Excess Cash Flow but including, in the case of an acquisition of assets, any assumed obligations of the type reflected on a balance sheet under GAAP) in connection with all Investments






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                                        8


          made pursuant to this paragraph (h) (x) during any fiscal year of Holdings shall not exceed $50,000,000 and (y) during the term of this Agreement shall not exceed $125,000,000 and (iii) the Consolidated Leverage Ratio calculated based upon the most recent financial statements delivered pursuant to clause (a) or (b) of Section 6.01 prior to the date of such Investment shall be less than 4.75 to 1 and"

          (b) Section 7.8(1) of the Credit Agreement shall be amended to read in its entirety as follows:

               "(1) in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost, at the time of such Investment) not to exceed an aggregate of $10,000,000 or, if at the time of any such Investment (both immediately prior to and after giving effect to such Investment) the Consolidated Leverage Ratio calculated based upon the most recent financial statements delivered pursuant to clause (a) or (b) of Section 6.01 prior to the date of such Investment shall be less than 4.75 to 1, $5,000,000."

          2.11. Limitation on Transactions with Affiliates. Clause (v) in
Section 7.10(b) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(v) so long as (x) no Default or Event of Default shall have occurred and be continuing and (y) the Consolidated Leverage Ratio calculated based upon the most recent financial statements delivered pursuant to clause (a) or (b) of Section 6.01 prior to the date of such payment shall be less than
     4.75 to 1, the payment of Management Fees in an aggregate amount not to exceed $1,000,000 in respect of any single fiscal year, provided that the amount of payments that may be made in any fiscal year pursuant to this clause (v) shall be increased by the amount of payments that could have been made in prior fiscal years but for the fact that the Consolidated Leverage Ratio (so calculated) was greater than or equal to 4.75 to 1; and"

          2.12. Schedule I. Schedule I to the Credit Agreement shall be amended to read in its entirety as set forth in Schedule I hereto.

          2.13. Independent Consultant. Section 6 of the Credit Agreement shall be amended by inserting a new Section 6.12 immediately following Section 6.11 as follows:

          "6.12 Independent Consultant. Engage (within 10 days of the date of determination of Consolidated EBITDA) an independent consultant reasonably satisfactory to the Required Lenders to conduct a review of the respective business plans of Holdings and the Borrower, if Consolidated EBITDA as at the last day of any of the fiscal quarters of Holdings set forth in the following table is determined to be less than the amount set forth in such table opposite such fiscal quarter:



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                                        9


          Fiscal Quarter Ending                   Consolidated EBITDA
          ---------------------                   -------------------

          March 31, 2001                          $17,000,000
          June 30, 2001                           $28,000,000
          September 30, 2001                      $38,000,000
          December 31, 2001                       $36,000,000."

          Section 3. Consents. Subject to Section 7 of this Amendment No. l and to the satisfaction of the conditions specified in Section 5 of this Amendment No. 1, but with effect on and after the date hereof, the Required Lenders agree that, notwithstanding anything to the contrary contained in Section 6.10 of the Credit Agreement, Holdings and the Borrower shall have until March 15, 2001 to comply with the provisions in said Section 6.10 as they pertain to the recent acquisition by the Borrower of Estate Cartridge, Inc., Fabtek Corporation and Windsor Forestry Tools LLC.

          Section 4. Representations and Warranties. Each of Holdings and the Borrower jointly and severally represents and warrants to the Agents and the Lenders that (a) after giving effect to this Amendment No. 1 on the dates specified in Section 2 and Section 3 of this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representations and warranties expressly relate to any earlier date, as of such earlier date), after giving effect to this Amendment No. 1 on the dates specified in Section 2 and Section 3 of this Amendment No. 1 and as if each reference in said Section 4 to "this Agreement" and the "Credit Documents" included reference to this Amendment No. 1.

          Section 5. Conditions Precedent. As provided in Section 2 and Section 3 of this Amendment No. 1, the amendments to the Credit Agreement set forth in said Section 2 (including Sections 2.1 through 2.12) and the consents set forth in Section 3 of this Amendment No. 1, subject to Section 7 of this Amendment No. 1, shall become effective as of the date hereof (except the amendments set forth in Section 2.8 of this Amendment No. 1, which shall become effective as of December 31, 2000) upon:

          (i) the Administrative Agent receiving one or more counterparts of this Amendment No. 1 duly executed and delivered by the Borrower, Holdings and the Agents (with the written consent of the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A);

          (ii) the payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender that has executed a Lender Consent in the form attached hereto as Exhibit A on or before 5:00 p.m., New York City time, on January 31, 2001 in an amount equal to 0.375% of the sum of the total Commitments of each such Lender; and

          (iii) the payment by the Borrower of all fees, expenses and other amounts due and



                                 Amendment No. 1
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                                       10


     payable under the Credit Agreement (including, without limitation, reasonable fees and disbursements and other charges of counsel to the Agents).

          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

          Section 7. Equity Contribution. Notwithstanding anything to the contrary contained in this Amendment No. 1, the amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 (including Sections 2.1 through 2.12) and the consents set forth in Section 3 of this Amendment No. 1 shall be rescinded (and shall no longer be effective) if LB I Group, Inc., directly or through one of its affiliates, shall not have purchased on or prior to March 2, 2001 convertible preferred stock or other mezzanine securities of Holdings (on terms and at a valuation to be agreed upon between Holdings and LB I Group, Inc.) for an amount equal to at least $20,000,000 ($20,000,000 of which shall have been immediately contributed as cash equity by Holdings to the Borrower). Upon such rescission, the Lenders and the Agents shall have all rights and remedies available to them that existed immediately prior to this Amendment No. 1 originally becoming effective.



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                                       11


          In WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to be duly executed and delivered as of the day and year first above written.



                                             HOLDINGS
                                             --------

                                             BLOUNT INTERNATIONAL, INC.


                                             By /s/ Richard H. Irving, III
                                                -------------------------------
                                                Name:  Richard H. Irving, III
                                                Title: Senior Vice President


                                             BORROWER
                                             --------

                                             BLOUNT, INC.


                                             By /s/ Rodney W. Blankenship
                                                -------------------------------
                                                Name:  Rodney W. Blankenship
                                                Title: Senior Vice President


                                             SYNDICATION AGENT
                                             -----------------

                                             LEHMAN COMMERCIAL PAPER INC.,
                                               as Syndication Agent


                                             By /s/ G. Andrew Keith
                                                -------------------------------
                                                Name:  G. Andrew Keith
                                                Title: Authorized Signatory


                                             ADMINISTRATIVE AGENT
                                             --------------------

                                             BANK OF AMERICA, N.A.,
                                               as Administrative Agent


                                             By /s/ David B. Jackson
                                                -------------------------------
                                                Name:  David B. Jackson
                                                Title: Senior Vice President




                                Amendment No. 1
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